Virtus InfraCap U.S. Preferred Stock ETF (Ticker: PFFA) (the “Fund”),

a series of ETFis Series Trust I

Supplement dated May 21, 2018 to the

Prospectus and Statement of Additional Information (“SAI”)

dated May 11, 2018

Important Notice to Investors

The third sentence in the first paragraph under the section “Investing in the Fund — Distributions” on page 15 of the Prospectus is hereby deleted and replaced in its entirety with the following:

The Fund expects to distribute substantially all of its net investment income monthly and its net realized capital gains, if any, at least annually.

The first sentence under the section “Dividends and Distributions — General Policies” on page 33 of the SAI is hereby deleted and replaced in its entirety with the following:

Dividends from net investment income are declared and paid monthly by the Fund.

Investors should retain this supplement with the Fund’s

Prospectus and SAI for future reference.